Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V62037-P22712 WEST BANCORPORATION, INC. 3330 WESTOWN PARKWAY WEST DES MOINES, IA 50266 WEST BANCORPORATION, INC. 2025 Annual Meeting Vote by April 23, 2025 11:59 PM ET. For shares held in a Plan, vote by April 21, 2025 11:59 PM ET. You invested in WEST BANCORPORATION, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on April 24, 2025. Get informed before you vote View the Notice of Meeting, Proxy Statement, Proxy Card, Annual Report and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 10, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* April 24, 2025 4:00 PM CDT West Bancorporation, Inc. 3330 Westown Parkway West Des Moines, Iowa 50266

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V62038-P22712 Voting Items Board Recommends THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors Nominees: 1a. Lisa J. Elming For 1b. Steven K. Gaer For 1c. Douglas R. Gulling For 1d. Sean P. McMurray For 1e. George D. Milligan For 1f. David D. Nelson For 1g. James W. Noyce For 1h. Rosemary Parson For 1i. John K. Sorensen For 1j. Therese M. Vaughan For 2. To approve, on a nonbinding basis, the 2024 compensation of the named executive officers disclosed in the proxy statement. For 3. To ratify the appointment of RSM US LLP as the Company’s independent registered public accounting firm for 2025. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.